UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2006

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2006, the stockholders of Health Net, Inc. (the "Company") approved the Health Net, Inc. 2006 Long-Term Incentive Plan (the "2006 Plan") at the Company’s 2006 Annual Meeting of Stockholders. The 2006 Plan was adopted by the Company's Board of Directors (the "Board") on March 24, 2006, subject to stockholder approval. Set forth below is a description of the material provisions of the 2006 Plan. The following description is qualified in its entirety by reference to the 2006 Plan. A copy of the 2006 Plan is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On March 24, 2006, in connection with the Board’s approval of the 2006 Plan, the Compensation Committee of the Board approved a form of Nonqualified Stock Option Agreement to be utilized for awards made to non-employee directors of the Company under the 2006 Plan. A copy of the form of Nonqualified Stock Option Agreement for non-employee directors of the Company is filed as exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Description of the 2006 Plan

Purposes. The purposes of the 2006 Plan are (i) to align the interests of the Company’s stockholders and recipients of awards under the 2006 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors and key employees and (iii) to motivate such directors and employees to act in the long-term best interests of the Company’s stockholders. Under the 2006 Plan, the Company may grant non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), restricted stock awards, bonus stock awards, restricted stock unit awards and performance awards. All non-employee directors of the Company and key employees and persons expected to become key employees of the Company will be eligible to participate in the 2006 Plan.

Administration. The 2006 Plan will be administered by the Compensation Committee. Subject to the express provisions of the 2006 Plan, the Compensation Committee will have the authority to select eligible key employees who will receive awards and determine all of the terms and conditions of each award. Awards to non-employee directors under the 2006 Plan are made by the Board of Directors. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the 2006 Plan as the Compensation Committee shall approve. The Compensation Committee will also have authority to prescribe rules and regulations for administering the 2006 Plan and to decide questions of interpretation or application of any provision of the 2006 Plan.

Section 162(m). Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and four most highly compensated executive officers other than the chief executive officer. However, qualified performance-based compensation is not subject to the $1 million deduction limit. Qualified performance-based compensation is compensation that satisfies the following requirements: (i) the compensation is payable after the attainment of performance goals determined by a committee consisting solely of two or more "outside directors," (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation’s stockholders and (iii) payment is not made before the committee certifies that the applicable performance goals were satisfied.

The Compensation Committee may establish performance measures based on one or more of the following: the attainment by a share of Common Stock of a specified fair market value for a specified period of time; total stockholder return over a specified period of time (which may be relative to a peer group); earnings per share; earnings before interest, taxes, depreciation or amortization (or any combination thereof); direct margin; expense reduction; customer satisfaction survey results; employee satisfaction survey results; member retention; net income; operating income; revenues; profit margin; cash flow(s); financial return ratios; return on equity; and strategic business criteria, consisting of one or more objectives based on achieving specified revenue, market penetration, or geographic business expansion goals, or cost targets, or goals relating to acquisitions or divestitures, or any combination of the foregoing.

Available Shares. Under the 2006 Plan, six million seven hundred fifty thousand (6,750,000) shares of Common Stock are available for awards, which number shall be increased by the amount of shares of Common Stock that are subject to awards under the Health Net, Inc. 2005 Long-Term Incentive Plan (which shall be deemed to include shares subject to or issued pursuant to awards under the Health Net, Inc. 2002 Stock Option Plan or the Health Net, Inc. 1997 Stock Option Plan) which remain unissued upon the cancellation or termination of such award. Under the 2006 Plan, the total number of shares of Common Stock available for all Stock Awards (i.e., awards of restricted stock or bonus stock awards) is 350,000 shares. The number of shares available for awards under the 2006 Plan (and the number and exercise price of outstanding awards) is subject to adjustment in the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event. To the extent that shares of Common Stock subject to an outstanding award under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under the 2006 Plan. The maximum number of shares of Common Stock with respect to which options, SARs and restricted stock, restricted stock unit awards, bonus stock awards or performance awards (or the fair market value thereof paid in cash) may be granted during the term of the 2006 Plan to any person is 3,000,000 shares, subject to adjustment as described above.

Effect of Awards. The grant of any award other than a stock option will reduce the number of shares of Common Stock available for issuance under the 2006 Plan by two (2) shares of Common Stock for each such share actually subject to the award and shall be deemed, for purposes of the shares available under the 2006 Plan, as an award of two (2) shares of Common Stock for each such share actually (or nominally) subject to the award. The grant of a stock option will be deemed, for purposes of 2006 Plan, as an award of one share of Common Stock for each such share actually subject to the award, and the exercise of a stock option shall be treated as an issuance of the full number of shares of Common Stock subject to the exercised portion of the stock option. In the event that an award expires, terminates, is cancelled or forfeited, the number of shares of Common Stock deemed subject to such award shall again be available under the 2006 Plan.

Change in Control. Treatment of an award under the Plan in connection with a "Change of Control" (as defined in the 2006 Plan) is typically set forth in the applicable award agreement. In the event such treatment is not set forth in the applicable award agreement, then pursuant to the 2006 Plan, in the event of a "Change in Control" (as defined in the 2006 Plan), (i) all outstanding options and SARs will be exercisable in full, (ii) the restriction period applicable to any outstanding restricted stock award or restricted stock unit award shall lapse, (iii) the performance period applicable to any outstanding performance award shall lapse and (iv) the performance measures applicable to any outstanding award shall be deemed satisfied, as determined by the Board of Directors, at the minimum, target or maximum level.

Effective Date, Termination and Amendment. The 2006 Plan became effective on May 11, 2006, after the approval of the stockholders at the Company’s 2006 Annual Meeting, and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 2006 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) increase the maximum number of shares of Common Stock available under the 2006 Plan, (ii) effect any change inconsistent with Section 422 of the Code or (iii) extend the term of the 2006 Plan.

Stock Options—General. The Compensation Committee will determine the conditions to the exercisability of an option. Upon exercise of an option, including an incentive stock option, the purchase price may be paid in cash, by delivery of previously acquired shares of Common Stock, by withholding shares otherwise deliverable upon exercise or, to the extent legally permissible, by delivery of an irrevocable notice of exercise to a broker acceptable to the Company.

Non-Qualified Stock Options. The period for the exercise of a non-qualified stock option, including the period during which a non-qualified stock option is exercisable following termination of employment, will be determined by the Compensation Committee. The exercise price of a non-qualified stock option will not be less than the fair market value of the Common Stock on the date of grant of such option. No non-qualified stock option will be exercisable more than ten years after its date of grant

Incentive Stock Options. No incentive stock option will be exercisable more than ten years after its date of grant, except that if the recipient of the incentive stock option owns more than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), such incentive stock option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, except that if the recipient of the incentive stock option is a ten percent holder, the exercise price will not be less than 110% of the fair market value of the Common Stock on the date of grant of such option.

In the event of the termination of an optionee’s employment by reason of death or permanent and total disability (as defined in Section 22(e)(3) of the Code), incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of one year after such termination (or such shorter period as specified by the Compensation Committee in the option agreement), but in no event after the expiration of the incentive stock option. In the event of the termination of an optionee’s employment for any other reason, incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of three months after such termination, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the applicable exercise period following termination of employment, such incentive stock option will be exercisable only to the extent such option was exercisable on the date of the holder’s death, and may thereafter be exercised for a period of one year (or such shorter period as specified by the Compensation Committee in the option agreement), but in no event after expiration of the incentive stock option.

Bonus Stock and Restricted Stock Awards. The 2006 Plan provides for the grant of stock awards which are vested upon grant ("bonus stock"), and stock awards which may be subject to a restriction period ("restricted stock"). Shares of restricted stock are non-transferable and, as determined by the Compensation Committee, subject to forfeiture if, during the restriction period, (i) the holder does not remain continuously in the employment of the Company; (ii) specified performance measures are not satisfied or (iii) the holder does not satisfy any other applicable conditions. All terms relating to the termination of the restriction period, or the cancellation or forfeiture of a restricted stock award upon the termination of employment of a holder of such award shall be determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends or distributions with respect to the shares of restricted stock.

Restricted Stock Unit Awards. The 2006 Plan provides for the grant of restricted stock unit awards ("RSU"). An RSU is a right to receive, upon vesting, shares of Common Stock, cash or a combination thereof with a value equal to the fair market value of the Common Stock on the date of vesting. An RSU shall be subject to forfeiture if, during the restriction period, (i) the holder does not remain continuously in the employment of the Company; (ii) specified performance measures are not satisfied or (iii) the holder does not satisfy any other applicable conditions. Prior to the settlement of an RSU award, the holder of such RSU has no rights as a stockholder of the Company with respect to the shares subject to the award; however, the agreement evidencing the award may allow the holder of the RSU to receive, on a current or deferred basis, dividend equivalents with respect to the shares of Common Stock subject to the award and may also provide interest on, or the deemed reinvestment of, any deferred dividend equivalents.

Performance Awards. The 2006 Plan provides for the grant of performance awards. A performance award is a right, contingent upon the attainment of performance measures within a specified performance period, to receive shares of Common Stock or cash of a specified amount. The number of shares of Common Stock subject to the performance award, the applicable performance measures and the performance period will be determined by the Compensation Committee. All terms relating to the vesting and forfeiture of such award upon the satisfaction of, or to failure satisfy, the performance measures shall be determined by the Compensation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

May 15, 2006	By:	B. Curtis Westen

Name: B. Curtis Westen
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Health Net, Inc. 2006 Long-Term Incentive Plan
10.2	Form of Nonqualified Stock Option Agreement utilized for non-employee directors under the Health Net, Inc. 2006 Long-Term Incentive Plan